                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing of Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis and State of Missouri on May 15, 1998.

                                    ENGINEERED SUPPORT SYSTEMS, INC.

                                    By /s/ Michael F. Shanahan Sr.
                                       ---------------------------
                                           Michael F. Shanahan Sr.
                                      Chairman of the Board, President and
                                          Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below on May 15, 1998 by the following persons in the capacities indicated.

      Each of the persons whose signature appears below authorizes Michael F. Shanahan Sr., Gary C. Gerhardt and David D. Mattern, or any one of them, as Attorney-In-Fact to sign on his behalf individually and in each capacity stated below, and to file any amendments, including post-effective amendments to registration statements.

                                                Capacity in Which Signed
                                                ------------------------
/s/ Michael F. Shanahan Sr.                     Chairman of the Board, President and
------------------------------------------      Chief Executive Officer
    MICHAEL F. SHANAHAN SR.

/s/ Gary C. Gerhardt                            Director, Executive Vice President and
------------------------------------------      Chief Financial Officer
    GARY C. GERHARDT

/s/ W. Raymond Barrett                          Director
------------------------------------------
    W. RAYMOND BARRETT

/s/ Alexander M. Cornwell                       Director
------------------------------------------
    ALEXANDER M. CORNWELL

/s/ R. Bruce Earls                              Director
------------------------------------------
    R. BRUCE EARLS

/s/ Thomas J. Guilfoil                          Director
------------------------------------------
    THOMAS J. GUILFOIL

/s/ Kenneth E. Lewi                             Director
------------------------------------------
    KENNETH E. LEWI

/s/ Michael F. Shanahan Jr.                     Director
------------------------------------------
    MICHAEL F. SHANAHAN JR.

/s/ Earl W. Walker                              Director
------------------------------------------
    EARL W. WALKER

/s/ John J. Wichlenski                          Director
------------------------------------------
    JOHN J. WICHLENSKI

/s/ Earl W. Wims                                Director
------------------------------------------
    EARL W. WIMS

      Pursuant to the requirements of the Securities Act of 1933, the Plan Administrator has duly caused this registration statement to be signed, thereunto duly authorized in the County of St. Louis, State of Missouri on May 15, 1998.


                                       ENGINEERED SUPPORT SYSTEMS, INC.
                                       1998 STOCK OPTION PLAN



                                       By: /s/ Michael F. Shanahan Sr.
                                          -------------------------------------
                                               Michael F. Shanahan Sr.
                                               Plan Administrator




                                    II-10